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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 23, 2002

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On December 23, 2002, Citigroup Inc. ("Citigroup") announced that it had reached a settlement-in-principle with the SEC, NASD, NYSE and the Attorney General of New York of all issues raised in their research, IPO allocation and spinnining-related inquiries.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit Number

            99.1  Press Release, dated December 23, 2002, issued by Citigroup
                  Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 23, 2002                   CITIGROUP INC.


                                            By:      /s/ Stephanie B. Mudick
                                               ---------------------------------
                                            Name:    Stephanie B. Mudick
                                            Title:   Co-General Counsel
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                                  EXHIBIT INDEX

Exhibit Number

      99.1     Press Release, dated December 23, 2002, issued by Citigroup Inc.